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                                                                   EXHIBIT 10.20




ASSOCIATES FIRST CAPITAL CORPORATION
LONG-TERM EQUITY COMPENSATION PLAN
STOCK OPTION AWARD AGREEMENT - 1996


You have been selected to be a Participant in the Associates First Capital Corporation Long-Term Equity Compensation Plan (the "Plan") for 1996, through this grant of nonqualified stock options/tandem stock appreciation rights (hereinafter for purposes of this Agreement referred to as "Stock Options" or "Options"), as specified below:


PARTICIPANT:
            --------------------------------

ADDRESS:
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OPTION NO.:
           ---------------------------------

DATE OF GRANT:
              ------------------------------

NUMBER OF SHARES COVERED BY THIS AGREEMENT:
                                           --------------------
OPTION PRICE:
             -------------------------------

DATE OF EXPIRATION:
                   -------------------------


Except as hereinafter provided, you may exercise this Option in accordance with the following vesting schedule:



                  NUMBER OF SHARES SUBJECT TO       CUMULATIVE NUMBER OF SHARES
    DATE            OPTION WHICH BECOMES              AVAILABLE FOR EXERCISE
                   EXERCISABLE ON THIS DATE

------------   ------------------------------      ----------------------------

------------   ------------------------------      ----------------------------

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               THIS AGREEMENT, effective commencing as of the morning of, but prior to, commencement of trading on the New York Stock Exchange on the Date of Grant set forth above, represents the grant of a stock option by Associates First Capital Corporation, a Delaware corporation (the "Company"), to the Participant named above, pursuant to the provisions of the Plan.
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                 The Plan provides a description of certain terms and
conditions governing the Option. If there is any inconsistency between the terms of this Agreement and the terms of the Plan, the Plan's terms shall completely supersede and replace the conflicting terms of this Agreement. All capitalized terms shall have the meanings ascribed to them in the Plan, unless specifically set forth otherwise herein. The parties hereto agree as follows:

1. GRANT OF STOCK OPTION. The Company hereby grants to the Participant an Option to exercise the number of Shares set forth above, at the stated Option Price, which is 100 percent of the Fair Market Value of a Share on the Date of Grant, in the manner and subject to the applicable terms and conditions of the Plan and this Agreement.

2. EXERCISE OF STOCK OPTION. Except as hereinafter provided, the Participant may exercise this Option as provided in Article 3 of this Agreement and according to the vesting schedule set forth on page 1 of this Agreement, provided that no exercise may occur prior to the end of one (1) year following the Date of Grant or subsequent to the close of business on the Date of Expiration (shown on page 1 of this Agreement).

         This Option may be exercised in whole or in part, but not for less than 50 Shares at any one time, unless fewer than 50 Shares then remain subject to the Option, and the Option is then being exercised as to all such remaining Shares. Options may be exercised only for full Shares may; no Option is exercisable for fractional Shares.

3. PROCEDURE FOR EXERCISE OF OPTION. This Option may be exercised only during a "Window Period" (as defined below), by delivery of the Notice of Exercise to the Company, addressed to the attention of its Compensation Committee, c/o John Lee. "Window Period" means the period beginning on the third (3rd) business day following the date of public release of the Company's quarterly sales and earnings information, and ending on the twelfth (12th) business day following such date. Notwithstanding the foregoing and except with respect to Insiders as specified below, the Company may at any time in its sole discretion, change, extend, or eliminate a window period or otherwise designate the times at which the Option may be exercised. The Participant shall elect on the Notice of Exercise whether the stock option or the stock appreciation rights portion of the award is being exercised. Exercise of the stock option portion shall cancel the corresponding portion represented by stock appreciation rights, and exercise of the stock appreciation rights portion shall cancel the corresponding portion represented by stock options.

         (a) Exercise of stock appreciation rights portion of award. If the stock appreciation rights portion of the Option is exercised, the Participant shall elect one of the two following alternatives:

                 (i) Payout in cash: If this alternative is elected, the Company shall pay to the Participant in cash (or by check) an amount equal to (A) the excess of the Fair Market Value of a Share on the date of exercise (as determined by the Committee or its designee), over the Option Price, multiplied by (B) the




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                          number of Shares under the Option being exercised.
                          Applicable taxes shall be withheld from the cash payout. Participants who are notified by the Company that they are Insiders may elect this alternative, subject to Committee approval, only within a Window Period.

                 (ii) Payout in Stock: If this alternative is elected, the Company shall deliver to the Participant the number of whole Shares of Company Stock necessary to deliver to the Participant value equal to (A) the excess of the Fair Market Value of a Share on the date of exercise (as determined by the Committee or its designee), over the Option Price, multiplied by (B) the number of Shares under the Option being exercised, minus (C) the withholding taxes.

         (b) Exercise of Stock Option portion of award. If the Stock Option portion of the Option is exercised, the Participant shall deliver to the Company the Option Price in full either:
                 (i) in cash or its equivalent; (ii) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that the Shares so tendered must have been held by the Participant for at least six months prior to their tender); or (iii) by a combination of (i) and (ii). As soon as practicable following exercise, the Company shall deliver to the Participant certificates for the Shares purchased, net of tax withholding as provided below, if applicable.

                 The Company shall have the right to deduct or withhold, or have the Participant remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to such exercise. The Participant may elect in connection with an exercise under this Section 3(b), subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having an aggregate Fair Market Value on the date of exercise equal to the amount required to be withheld. All elections shall be irrevocable and in writing, and shall be signed by the Participant in advance of the date the transaction becomes taxable. In addition, any such election by Participants who have been notified by the Company that they are Insiders must be either:

                 (i) Delivered to the Committee at least six (6) months prior to the date specified by the Participant on which the exercise of the Option is to occur; or

                 (ii) Be made pursuant to an exercise of an Option which occurs during a Window Period.

         4.      TERMINATION OF EMPLOYMENT:

         (a) By Retirement, Disability or death: In the event of a Participant's Retirement, Disability or death, the Option shall continue in effect and shall become fully vested





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                 and exercisable during the applicable periods in accordance
                 with the provisions hereof.   In the event of the Participant's
                 death, the beneficiary designated pursuant to Article 8 hereof, or if no such beneficiary is designated or deemed to be designated or if none survives such Participant, the executor or administrator of the estate of the decedent or the person or persons to whom the Option shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution, shall have the right to exercise the Option, when vested, in accordance with the provisions hereof.

         (b) By transfer to Ford or Ford Subsidiaries: In the event the Participant transfers to Ford Motor Company ("Ford") or a Ford Subsidiary (as hereinafter defined) the Option shall continue in effect and shall become fully vested and exercisable during the applicable periods in accordance with the provisions hereof. The term "Ford Subsidiary" when used herein shall mean any corporation a majority of the voting stock of which is owned directly or indirectly by Ford.

         (c) By termination for Cause or resignation: In the event of the resignation of employment by the Participant or termination of the Participant's employment by the Company for Cause, the Option shall be forfeited effective as of the date of such resignation or termination and the Participant's right to exercise this Option shall cease. For purposes of the Plan, a termination by the Company for Cause shall include termination resulting from (a) action by the Participant involving willful malfeasance, (b) the Participant's unreasonable neglect or refusal to perform the executive duties assigned to the Participant, (c) the Participant's being convicted of a felony, (d) the Participant's engaging in any activity that is directly or indirectly in competition with the Company or any affiliate or in any activity that is inimical to the best interests of the Company or any affiliate, or (e) the Participant's violation of Company policy covering standards of corporate conduct. If the Company terminates the Participant's employment for Cause, all of the Company's obligations under this Agreement shall thereupon cease and terminate.

         (d) By termination other than for Cause or within 12 months of a Change in Control: In the event that the Participant's employment is terminated by the Company other than for Cause, or a Change in Control occurs that results in termination of the Participant's employment by the Company other than for Cause within 12 months of a Change in Control, the Option shall become vested upon the date of that termination and shall be exercisable to the extent permitted under the provisions hereof until the Date of Expiration (as shown on page 1 of this Agreement). For purposes of this Article, "Change in Control" means any of the following:

                          (i)     Any merger, consolidation or similar
                                  combination with or involving the Company, as of the date of the conclusion of such event, other than a merger, consolidation or similar combination of the Company with Ford or any of its affiliates;





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                          (ii)    Any transaction or series of transactions
                                  that results in the sale or divestiture of all or substantially all of the Company's assets, as of the conclusion of such transaction or series of transactions;

                          (iii) Any capital reorganization, transaction or series of transactions that results in Ford and its affiliates owning common stock of the Company having less than 50% of the combined voting power of the outstanding capital stock of the Company, as of the date of the conclusion of such reorganization, transaction or series of transactions; or

                          (iv) The successful completion of a public offering, or distribution to the public by dividend or spinoff, that results in Ford and its affiliates owning common stock of the Company having less than 50% of the combined voting power of the outstanding capital stock of the Company.

                 For purposes of section (d) of this Article, termination shall include "Constructive Termination," which shall be deemed to have occurred if any of the following result from a Change in
                 Control:

                          (i) The assignment to the Participant of any duties inconsistent in any respect with the Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities or any other action which results in a substantial diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the employer promptly after receipt of notice thereof given by the Participant;

                          (ii) Any failure to (x) continue to provide the Participant with the opportunity to participate, on terms substantially comparable in the aggregate to those in effect immediately prior to the Change in Control, in substantially the same benefit or compensation plans and programs, including the Company's life, disability, health and retirement plans in which the Participant was participating immediately prior to the date of the Change in Control, or their equivalent, or (y) provide the Participant with all other fringe benefits (or their equivalent) from time to time in effect for the benefit of any executive, management or administrative group of the Company which customarily includes a person holding the employment position with the Company then held by the Participant; or





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                          (iii)   Without the Participant's express written
                                  consent, a substantial reduction, without good business reasons, of the facilities and perquisites available to the Participant immediately prior to such reduction.

         (e) Termination for reasons not listed above: In the event of a termination of the Holder's employment for reasons other than Disability, death, Retirement, transfer to Ford or a Ford Subsidiary, resignation or termination by the Company for Cause, the portion of the Option which is vested as of the date of termination of employment are exercisable to the extent permitted under Articles 2 and 7 hereof until the earlier of (i) the Date of Expiration (as defined on page 1 of this Agreement) or (ii) the end of the 90th day following the date of termination of employment. No other rights under this Agreement will continue in effect or continue to accrue from the date of termination forward.

5. EFFECT OF COMPETITIVE ACTIVITY OR INIMICAL CONDUCT. Anything contained herein to the contrary notwithstanding, the right of the Participant to exercise the Option shall remain effective only if, during the entire period from the Date of Grant to the date of such exercise, the Participant shall have earned the Option by refraining from engaging in any activity that is directly or indirectly in competition with any activity of the Company or any subsidiary or affiliate thereof. The term "subsidiary" shall mean any corporation a majority of the voting stock of which is owned directly or indirectly by the Company.

         In the event of the Participant's nonfulfillment of the condition set forth in the immediately preceding paragraph, the Participant's right to exercise such Option shall cease; provided, however, that the nonfulfillment of such condition may at any time be waived by the Committee upon its determination that in its sole judgment there shall not have been and will not be any substantial adverse effect upon the Company or any subsidiary or affiliate thereof by reason of the nonfulfillment of such condition.

         The right of the Participant to exercise the Option shall cease on and as of the date on which it has been determined by the Committee that the Participant at any time acted in a manner inimical to the best interests of the Company or any subsidiary or affiliate thereof. Conduct which constitutes engaging in an activity that is directly or indirectly in competition with any activity of the Company or any subsidiary or affiliate thereof shall be governed by the preceding paragraphs of this Article 5 and shall not be subject to any determination under this paragraph.

6. RESTRICTIONS ON TRANSFER. This Option may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, this Option shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.





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7.       RECAPITALIZATION. In the event there is any change in the Company's
         Shares through the declaration of stock dividends or through recapitalization resulting in stock split-ups or through merger, consolidation, exchange of Shares, or otherwise, the number and class of Shares subject to this Option, as well as the Option Price may be equitably adjusted by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.

8. BENEFICIARY DESIGNATION. The Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under this Agreement is to be paid in case of such Participant's death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, the Participant's beneficiary shall be deemed to be the Person or Persons who receive the Participant's life insurance proceeds under the Company-paid life insurance plan.

9. RIGHTS AS A STOCKHOLDER. The Participant shall have no rights as a stockholder of the Company with respect to the Shares subject to this Option Agreement until such time as the Option Price has been paid, and the Shares have been issued and delivered to him or her.

10. NO RIGHT OF EMPLOYMENT. This Agreement shall not confer upon the Participant any right to continuation of employment by the Company, nor shall this Option Agreement interfere in any way with the Company's right to terminate the Participant's employment at any time.

11.      MISCELLANEOUS.

         (a) This Agreement and the rights of the Participant hereunder are subject to all the terms and conditions of the Plan, as the same may be amended from time to time, as well as to such rules and regulations as the Committee may adopt for administration of the Plan. The Committee shall have the right to impose such restrictions on any Shares acquired pursuant to the exercise of this Option, as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Participant.

         (b) With the approval of the Board, the Committee may, subject to the terms of the Plan, terminate, amend, or modify the Plan; provided, however, that no such termination, amendment, or modification of the Plan may in any way adversely affect the Participant's vested rights under this Agreement, without the written consent of the Participant.





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         (c)     The Participant agrees to take all steps necessary to comply with all applicable provisions of federal and state securities law in exercising his or her rights under this Agreement.

         (d) This Agreement shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         (e) All obligations of the Company under the Plan and this Agreement, with respect to this Option, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

         (f) To the extent not preempted by federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

         (g) The grant of the Option to the Participant is completely discretionary and does not create any rights to receive future stock option grants.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Date of Grant.

                                   Associates First Capital Corporation



                                   By:
                                      ----------------------------------
                                   James B. Watts, Executive Vice President

The foregoing Option hereby is accepted on the terms and conditions set forth herein and in the Plan.


Participant's Signature:                           Date:
                       --------------------------      ----------------------

Note:  Please sign one copy of this Agreement and send it to:

Compensation Committee
c/o John W. Lee
Associates First Capital Corporation
P.O. Box 660237
Dallas, TX 75266-0237

Keep the other copy for your records.





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